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                                                                   Exhibit 10.28


                                  WARRANT AGREEMENT

          WARRANT AGREEMENT, dated as of December 12, 1997 by and between BIOCHEM PHARMA INC., a Quebec corporation (the "PURCHASER"), and SCRIPTGEN
PHARMACEUTICALS, INC., a Delaware corporation (the "Company").   Capitalized
terms used herein shall have the meanings given to such terms in Section VII hereof.

          WHEREAS, on the date hereof, pursuant to that certain Stock Purchase Agreement (the "PURCHASE AGREEMENT"), by and between the Purchaser and the Company, the Purchaser is purchasing from the Company such number of shares of Series D Convertible Preferred Stock, par value $.01 per share, of the Company, convertible, immediately following the Closing, into 20% of the shares of the Company's Common Stock outstanding on a fully-diluted basis. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement; and

          WHEREAS, the Purchaser is acquiring from the Company a warrant in the form attached as Exhibit 1 hereto (the "WARRANT"), representing the right to purchase from the Company 1,428,258 Warrant Shares (as adjusted from time to time pursuant to the provisions of the Warrant) on the terms and conditions set forth in the Warrant; and

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.   PURCHASE PRICE AND CLOSING.

     A. CLOSING. The closing of the issuance of the Warrant to the Purchaser (the "CLOSING") shall take place simultaneously with the closing pursuant to the Purchase Agreement. The date of such Closing is hereinafter referred to as the "CLOSING DATE."

     B. TRANSACTIONS ON CLOSING DATE. At the Closing, the Company shall deliver to the Purchaser the duly issued Warrant.

II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

     A. GOOD STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     B. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and deliver the Warrant to the Purchaser. The execution, delivery, and performance by the Company of its obligations under this Agreement, including the issuance and delivery of the Warrant to the Purchaser, have been duly authorized by all necessary corporate action on the part of the Company. This



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Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by the Purchaser) is a legal, valid, and binding obligation of The Company and is enforceable against the Company in accordance with its terms.

     C. NO CONFLICT OR VIOLATION. The execution and delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Warrant to the Purchaser will not on the Closing Date conflict with or result in a violation of (i) the Certificate of Incorporation or By-Laws of the Company as in effect on the Closing Date, or
(ii) any agreement, instrument, law, rule, regulation, order, writ, judgment, or decree to which the Company is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Company and will not deprive the Purchaser of any material benefit under this Agreement.

     D. VALIDITY OF ISSUANCE. The Warrant to be issued to the Purchaser pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrant will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrant). The Warrant Shares issuable upon exercise of the Warrant represent five percent (5%) on a fully diluted basis of the Common Stock Deemed Outstanding immediately after the Closing Date.

III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

     A. INVESTMENT INTENTION. The Purchaser is acquiring the Warrant, and if any portion of the Warrant is exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer, or sell the Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "SECURITIES ACT") and has been registered under any applicable state securities or "blue sky" laws, or
(ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

     B. LEGEND. The Purchaser has been advised by the Company that the certificates representing the Warrant will bear the following legend and that the certificates representing the Warrant Shares will bear a similar legend:

     THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON DECEMBER ___, 1997, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF SUCH SECURITY IS SUBJECT TO


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     THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF DECEMBER __,
     1997 (AS AMENDED AND MODIFIED FROM TIME TO TIME), BETWEEN THE ISSUER HEREOF (THE "COMPANY") AND THE INITIAL HOLDER HEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

Upon reasonable request of the Company in connection with any transfer of the Warrant or any Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchaser), the Purchaser will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act is not required because of the availability of an exemption from such registration.

     C. ADDITIONAL INVESTMENT REPRESENTATIONS. The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

IV.  MISCELLANEOUS

     A. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

     "COMMON STOCK" means the Company's Common Stock, par value $.01 per share, and any securities into which such Common Stock is hereafter converted or exchanged.

     "WARRANT SHARES" means shares of the Common Stock obtained or obtainable upon exercise of the Warrant; PROVIDED, that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

     B. OTHER AGREEMENTS. The parties hereto acknowledge that upon the exercise of the Warrant, the Warrant Shares and the holders thereof shall be subject to the terms and conditions of each of the Stockholders Agreement and the Registration


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Rights Agreement, each dated as of the date hereof, by and among the Company, the Purchaser, and certain other stockholders of the Company, in each case as may be amended, modified, or restated from time to time.

     C. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given
(i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile, and (ii) when received if delivered otherwise, to the party to whom it is directed:

          TO THE COMPANY:

               SCRIPTGEN Pharmaceuticals, Inc.
               200 Boston Avenue
               Medford, MA  02155
               Attention:     Mark T. Weedon
               Facsimile No.:  (617) 396-1028

WITH COPIES (WHICH SHALL NOT CONSTITUTE NOTICE TO THE COMPANY) TO:

               Nutter, McClennen & Fish, LLP
               One International Place
               Boston, MA  02110
               Attention:     Constantine Alexander, Esq.
               Facsimile No.:  (617) 973-9748

          TO PURCHASER:

               BioChem Pharma Inc.
               275 Armand-Frappier Boulevard
               Laval, Quebec H7V 4A7
               Canada
               Attention:  Vice President, Legal Affairs
               Facsimile No.:  (514) 978-7755

     WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE TO PURCHASER) TO:

               Kirkland & Ellis
               153 East 53rd Street
               New York, NY 10022
               Attention:  Luc A. Despins, Esq.
               Facsimile No.:  (212) 446-4900

or to such other address as either party hereto shall have specified by notice in writing to the others.


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     D.   ASSIGNMENT.  This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchaser.

     E. AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

     F. WAIVER. Either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

     G. SEVERABILITY. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     H. AMALGAMATION. The Company acknowledges that Purchaser has advised it that it proposes to carry out a reorganization, including an amalgamation, pursuant to which, among other things, a corporation named BioChem Holdings Inc. (the "Successor") will own all of the assets and be liable for all liabilities of Purchaser (the "Amalgamation"). The Company hereby agrees that, upon consummation of the Amalgamation, the Successor shall have all of the rights and obligations of Purchaser as if Successor had executed this Agreement on the date hereof in lieu of Purchaser, and that neither Purchaser nor Successor shall be required to send any notice of any kind regarding the Amalgamation nor seek the consent of the Company to such Amalgamation.

     I. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OR CHOICE OF LAWS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF NEW YORK.

     J. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     K. DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience


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of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

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     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                                        SCRIPTGEN PHARMACEUTICALS, INC.


                                        By /s/ Mark T. Weedon
                                           -----------------------------
                                           Name: Mark T. Weedon
                                           Title: President and Chief
                                                  Executive Officer


                                        BIOCHEM PHARMA, INC.


                                        By /s/ Francois Legault
                                           ------------------------------
                                           Name:  Francois Legault
                                           Title: Executive Vice President


                                        By /s/ Daniel Hetu
                                           ------------------------------
                                           Name:  Daniel Hetu
                                           Title: Vice President






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